UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

February 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2007. The net asset values per share at that date were $11.18, $10.61, $10.61 and $11.49 for Class A, Class B, Class C and Class I shares, respectively. In addition, a distribution was declared for shareholders of record on December 28, 2007 and paid on December 31, 2007 to all four classes of sharesa. The distribution was as follows:

	Total Distribution	Ordinary Income	Long-Term Capital Gain
Class A	$1.849	$0.193	$1.656
Class B	$1.826	$0.170	$1.656
Class C	$1.825	$0.169	$1.656
Class I	$1.863	$0.207	$1.656

The total return, including income and change in net asset value, for the fund and the comparative benchmarks were:

	Six Months Ended December 31, 2007	Year Ended December 31, 2007
Cohen & Steers Realty Income Fund—Class A	–15.86%	–20.36%
Cohen & Steers Realty Income Fund—Class B	–16.16%	–20.90%
Cohen & Steers Realty Income Fund—Class C	–16.17%	–20.90%
Cohen & Steers Realty Income Fund—Class I	–15.76%	–20.11%
FTSE NAREIT Equity REIT Index[b]	–10.42%	–15.69%
S&P 500 Index[b]	–1.37%	5.49%
Blended Benchmark—87.5% FTSE NAREIT Equity REIT Index, 12.5% Merrill Lynch REIT Preferred Index[b]	–10.74%	–15.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS REALTY INCOME FUND, INC.

Change of investment objective

Effective January 15, 2008, the fund's board of directors have approved changing the fund's investment objective to total return through investment in real estate securities. In pursuing total return, the fund emphasizes both current income and capital appreciation.

Investment Review

The year was a turbulent one for REITs, which suffered a decline after four straight years of double-digit gains and seven years of positive total returns. As the year began, real estate securities continued to be buoyed by a number of factors. The economy was strong, driving growth in demand for commercial real estate. New supply of competitive commercial real estate product was relatively muted, despite real estate being in a mature stage of its cycle. Debt markets were highly liquid and accommodative of real estate M&A activity, including leveraged buyouts (LBOs). This was highlighted in January by a bidding contest for Equity Office Properties, which was acquired by The Blackstone Group in a $41 billion transaction, at a 24% premium to the market price when the offer was first made.

REITs disproportionately hit by credit woes

While real estate fundamentals did stay generally healthy through the year, concerns over subprime mortgages began to mount, resulting in a general re-pricing of risk and a dramatic widening of credit spreads in July. Commercial banks, seeking to preserve capital to offset losses from a variety of financial instruments, became reluctant to lend. Loans to finance LBOs stopped abruptly, removing a positive catalyst for the REIT market (REITs had been a prime target of private equity investors). In addition, the credit crunch increased the possibility of a U.S. economic recession, fueling worries over underlying fundamentals for real estate.

Real estate securities, which had reached an all-time high in February 2007, declined more than 20% from that peak by August. REITs were volatile over the remainder of the year, as investors reacted to monetary news (the Federal Reserve reduced interest rates from 5.25% to 4.25% between September and the end of the year) and the latest unsettling credit news.

Most property sectors declined in the year. Amid the economic and financial uncertainty, the best performers were generally sectors with longer leases such as health care (which had a total return of +2.1% in 2007). The industrial sector (+0.4%) also had a positive total return, benefiting from strong global trade and demand for warehouse space. Apartments (–25.4%) had a sizable decline, reflecting their shorter duration leases and concerns over a rise in single-family homes available for rent. The office sector (–19.0%) also underperformed, amid fears that unemployment would rise, particularly in markets with high concentrations of financial services tenants.

COHEN & STEERS REALTY INCOME FUND, INC.

Preferred securities suffer their worst year ever

Preferred securities had their poorest yearly performance on record in 2007, reflecting a surge in issuance that drove down prices in the secondary market. Faced with diminished capital and increased balance-sheet risk, numerous financial institutions sought to recapitalize themselves in the preferred market instead of the equity market, where financial shares were trading at several-year lows. In contrast, the supply of new REIT preferreds evaporated before mid-year as this avenue of funding became much more expensive, and as REIT balance-sheet growth slowed.

Fears of a slowing economy and sagging investor confidence particularly weighed on the performance of preferreds issued by mortgage REITs, as well as certain shopping center, apartment and lodging companies. Total returns for preferreds issued by companies in the storage and health care sectors, which are viewed as defensive, provided some relief and stability within the REIT preferred market.

Portfolio performance

The fund's underperformance of its NAREIT benchmark reflected a broad market trend in which large-cap growth stocks outperformed value stocks, which tend to offer higher yields and are more represented in the fund. More specifically, REITs with above-average yields generally underperformed REITs broadly, as they tend to represent companies in secondary markets with less restrained supply, leaving them more vulnerable to rising cap rates. In this environment, stock selection was a detractor in most sectors, in particular the shopping center, industrial and self storage sectors. Stock selection in the hotel and health care sectors was relatively favorable, however.

The fund had a small (about 2%) allocation to the common stock of commercial mortgage companies, which detracted from performance. These holdings had sizable declines as investors sold anything associated with mortgages, despite continued low and stable default rates for commercial mortgages.

The fund's allocation to REIT preferred securities modestly contributed to overall performance, as preferreds did not decline as much as REIT common stocks. Our preferred holdings outperformed the broader REIT preferred market, which we attribute to our emphasis on higher-quality securities.

Investment Outlook

Real estate securities, which had factored in a good deal of positive news at the start of the year, ended 2007 with considerable pessimism priced into their shares. Overall, REITs were trading at an 18% discount to their underlying net asset value as of December 31, 2007, compared with a premium of 13% at the end of 2006, and compared with a historical average premium of 5%. The size of this discount suggests to us that the market is expecting at least a mild recession and perhaps a meaningful decline in property values. Our view is that the economy will slow, with some possibility of it dipping into a shallow recession, before reaccelerating as monetary actions take hold. We have already factored modest declines into property asset values due to higher cap rates, particularly for class B properties and secondary markets, but we do not expect a dramatic downturn.

COHEN & STEERS REALTY INCOME FUND, INC.

REITs more attractive vs. stocks generally

At the end of 2006, we anticipated that the stock-multiple expansion phase of the REIT market cycle would end, based on a leveling out of cash-flow growth rates. We expected more normalized total returns, but the sudden and severe emergence of the credit crisis weighed heavily on real estate securities. In the wake of a difficult year, we believe that REITs have improved return prospects for 2008. The group's projected earnings growth is higher than projections for the S&P 500 Index, yet REIT earnings are far less volatile than the average S&P 500 company. In addition, at 14.5 times forward earnings, REITs have a lower P/E ratio than the S&P 500 (16.3x) while their dividend yield is higher (4.9% vs. 2.0%). REIT dividend yields also compared favorably with the 10-year Treasury bond's 4.0% yield at the end of 2007. In an uncertain environment, investors could find these metrics appealing.

With regard to fundamentals, we believe that modest levels of employment growth stand to support demand for sectors such as offices, apartments and hotels, yet new supply is likely to be quite restrained due to the lack of credit for construction loans, which are, by their nature, more risky. Of course, ongoing credit woes could continue to hamper REITs and stocks broadly, but we believe REITs are positioned to perform well once investors sense that the worst of the credit news is behind us. In this environment, where investment opportunities are increasing due to the credit crunch, we remain highly focused on companies with strong managements, compelling long-term business models and properties in the most desirable locations.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JAMES S. CORL	JOSEPH M. HARVEY

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Realty Income Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For the Periods Ended December 31, 2007

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–23.94%[b]	–24.86%[c]	–21.69%[e]	—
1 Year (without sales charge)	–20.36%	–20.90%	–20.90%	–20.11%
5 Years (with sales charge)	12.46%[b]	12.52%[d]	12.76%	—
5 Years (without sales charge)	13.50%	12.77%	12.76%	13.90%
10 Years (with sales charge)	9.00%[b]	—	—	—
10 Years (without sales charge)	9.50%	—	—	—
Since Inception[f] (with sales charge)	9.65%[b]	8.76%	8.80%	—
Since Inception[f] (without sales charge)	10.14%	8.76%	8.80%	10.52%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2007 prospectuses were as follows: Class A — 1.25%; Class B and Class C — 1.90% and Class I — 0.90%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007—December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007– December 31, 2007
Class A
Actual (–15.86% return)	$1,000.00	$841.40	$5.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.51
Class B
Actual (–16.16% return)	$1,000.00	$838.40	$8.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.48	$9.80
Class C
Actual (–16.17% return)	$1,000.00	$838.30	$8.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.48	$9.80
Class I
Actual (–15.76% return)	$1,000.00	$842.40	$4.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.52	$4.74

* Expenses are equal to the fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.28%, 1.93%, 1.93% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

DECEMBER 31, 2007

Top Ten Long-Term Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
Simon Property Group	$57,866,132	7.2%
Boston Properties	49,063,264	6.1
Vornado Realty Trust	45,206,300	5.6
Apartment Investment & Management Co.	32,521,172	4.0
SL Green Realty Corp.	26,835,263	3.3
Macerich Co.	25,939,600	3.2
Home Properties	25,103,038	3.1
Developers Diversified Realty Corp.	23,987,460	3.0
Equity Residential	23,727,382	2.9
General Growth Properties	23,010,725	2.9

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

		Number of Shares	Value
COMMON STOCK	92.7%
DIVERSIFIED	5.6%
Vornado Realty Trust		514,000	$45,206,300
HEALTH CARE	9.1%
HCP		305,000	10,607,900
Health Care REIT		173,154	7,738,252
Nationwide Health Properties		341,057	10,698,958
Omega Healthcare Investors		268,800	4,314,240
Senior Housing Properties Trust		937,378	21,259,733
Ventas		400,900	18,140,725
			72,759,808
HOTEL	6.9%
DiamondRock Hospitality Co.		676,800	10,138,464
Hospitality Properties Trust		250,700	8,077,554
Host Hotels & Resorts		934,000	15,915,360
Strategic Hotels & Resorts		807,600	13,511,148
Sunstone Hotel Investors		412,900	7,551,941
			55,194,467
INDUSTRIAL	1.9%
ING Industrial Fund (Australia)		2,264,136	5,049,584
ProLogis		166,600	10,559,108
			15,608,692
OFFICE	19.5%
BioMed Realty Trust		526,300	12,194,371
Boston Properties		534,400	49,063,264
Brandywine Realty Trust		232,802	4,174,140
DuPont Fabros Technology		107,700	2,110,920
EastGroup Properties		100,700	4,214,295
ING Office Fund (Australia)		3,217,040	4,576,051
Kilroy Realty Corp.		264,797	14,553,243
Mack-Cali Realty Corp.		476,200	16,190,800
Maguire Properties		475,200	14,004,144
Parkway Properties		192,600	7,122,348

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
SL Green Realty Corp.		287,131	$26,835,263
Tishman Speyer Office Fund (Australia)		1,427,600	2,036,945
			157,075,784
OFFICE/INDUSTRIAL	2.9%
Liberty Property Trust		583,200	16,801,992
Mission West Properties		643,200	6,116,832
			22,918,824
RESIDENTIAL—APARTMENT	15.0%
American Campus Communities		157,057	4,216,981
Apartment Investment & Management Co.		936,400	32,521,172
AvalonBay Communities		137,400	12,934,836
Education Realty Trust		369,368	4,151,696
Equity Residential		650,600	23,727,382
Home Properties		559,711	25,103,038
Post Properties		62,300	2,187,976
UDR		809,600	16,070,560
			120,913,641
SELF STORAGE	6.7%
Extra Space Storage		1,240,100	17,721,029
Public Storage		249,800	18,337,818
Sovran Self Storage		352,500	14,135,250
U-Store-It Trust		432,680	3,963,349
			54,157,446
SHOPPING CENTER	25.1%
COMMUNITY CENTER	10.5%
Cedar Shopping Centers		387,600	3,965,148
Developers Diversified Realty Corp.		626,468	23,987,460
Equity One		569,813	13,122,793
Federal Realty Investment Trust		75,200	6,177,680
Inland Real Estate Corp.		1,436,525	20,341,194
Ramco-Gershenson Properties Trust		326,500	6,977,305

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
Regency Centers Corp.		60,600	$3,908,094
Urstadt Biddle Properties—Class A		408,777	6,336,044
			84,815,718
REGIONAL MALL	14.6%
General Growth Properties		558,784	23,010,725
Glimcher Realty Trust		735,000	10,503,150
Macerich Co.		365,038	25,939,600
Simon Property Group		666,200	57,866,132
			117,319,607
TOTAL SHOPPING CENTER			202,135,325
TOTAL COMMON STOCK (Identified cost—$648,573,204)			745,970,287
PREFERRED SECURITIES—$25 PAR VALUE	5.2%
DIVERSIFIED	1.3%
Digital Realty Trust, 8.50%, Series A		48,700	1,096,237
Digital Realty Trust, 7.875%, Series B		88,000	1,949,200
iStar Financial, 7.65%, Series G		160,300	2,949,520
iStar Financial, 7.50%, Series I		26,765	492,476
Lexington Realty Trust, 7.55%, Series D		209,400	3,999,540
			10,486,973
HEALTH CARE	0.9%
LTC Properties, 8.00%, Series F		191,411	4,232,097
Omega Healthcare Investors, 8.375%, Series D		123,700	3,064,049
			7,296,146
HOTEL	0.3%
Equity Inns, 8.00%, Series Ca		103,500	1,397,250
Hospitality Properties Trust, 7.00%, Series C		56,100	1,009,800
			2,407,050
MORTGAGE	0.5%
Gramercy Capital Corp., 8.125%, Series A		28,700	565,390
Newcastle Investment Corp., 9.75%, Series B		51,600	923,640
Newcastle Investment Corp., 8.375%, Series D		60,000	877,200
NorthStar Realty Finance Corp., 8.25%, Series B		89,900	1,430,309
			3,796,539

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
OFFICE	0.6%
Corporate Office Properties Trust, 7.50%, Series H		45,100	$924,550
Corporate Office Properties Trust, 7.625%, Series J		43,600	891,620
Cousins Properties, 7.75%, Series A		66,551	1,489,411
Cousins Properties, 7.50%, Series B		66,700	1,373,353
			4,678,934
RESIDENTIAL—APARTMENT	0.9%
Apartment Investment & Management Co., 9.375%, Series G		92,000	2,244,800
Apartment Investment & Management Co., 8.00%, Series T		41,159	857,754
Apartment Investment & Management Co., 7.75%, Series U		99,632	2,084,301
Apartment Investment & Management Co., 8.00%, Series V		37,000	759,610
Mid-America Apartment Communities, 8.30%, Series H		63,300	1,523,631
			7,470,096
SELF STORAGE	0.2%
Public Storage, 6.75%, Series L		97,586	1,917,565
SHOPPING CENTER	0.5%
COMMUNITY CENTER	0.2%
National Retail Properties, 7.375%, Series C		25,200	504,252
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[a]		10,000	1,085,000
			1,589,252
REGIONAL MALL	0.3%
CBL & Associates Properties, 7.75%, Series C		67,000	1,474,000
CBL & Associates Properties, 7.375%, Series D		24,500	480,200
			1,954,200
TOTAL SHOPPING CENTER			3,543,452
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$51,150,420)			41,596,755

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Principal Amount	Value
COMMERCIAL PAPER	3.5%
Prudential Funding Corp., 3.15%, due 1/2/08 (Identified cost—$28,355,519)		$28,358,000	$28,355,519
TOTAL INVESTMENTS (Identified cost—$728,079,143)	101.4%		815,922,561
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.4)%		(11,473,292)
NET ASSETS	100.0%		$804,449,269

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  Illiquid security. Aggregate holdings equal 0.3% of net assets.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$728,079,143)	$815,922,561
Cash	221,611
Receivable for fund shares sold	30,195,541
Receivable for investment securities sold	17,658,527
Dividends receivable	10,376,522
Other assets	12,541
Total Assets	874,387,303
LIABILITIES:
Payable for dividends declared	49,037,163
Payable for investment securities purchased	11,640,423
Payable for fund shares redeemed	8,067,141
Payable for investment advisory fees	562,376
Payable for shareholder servicing fees	149,463
Payable for distribution fees	59,506
Payable for administration fees	14,997
Payable for directors' fees	4,148
Other liabilities	402,817
Total Liabilities	69,938,034
NET ASSETS	$804,449,269
NET ASSETS consist of:
Paid-in-capital	$717,375,153
Accumulated undistributed net investment income	154,088
Accumulated net realized loss	(926,087)
Net unrealized appreciation	87,846,115
$804,449,269

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2007

CLASS A SHARES:
NET ASSETS	$281,864,135
Shares issued and outstanding ($0.001 par value common stock outstanding)	25,209,516
Net asset value and redemption price per share	$11.18
Maximum offering price per share ($11.18 ÷ 0.955)[a]	$11.71
CLASS B SHARES:
NET ASSETS	$102,730,810
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,678,453
Net asset value and offering price per share[b]	$10.61
CLASS C SHARES:
NET ASSETS	$302,609,051
Shares issued and outstanding ($0.001 par value common stock outstanding)	28,517,301
Net asset value and offering price per share[b]	$10.61
CLASS I SHARES:
NET ASSETS	$117,245,273
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,204,145
Net asset value, offering and redemption price per share	$11.49

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Investment Income:
Dividend income (net of $205,389 of foreign withholding tax)	$39,291,840
Interest income	188,985
Total Income	39,480,825
Expenses:
Investment advisory fees	9,541,815
Distribution fees—Class A	1,092,965
Distribution fees—Class B	1,292,173
Distribution fees—Class C	3,810,287
Shareholder servicing fees—Class A	437,186
Shareholder servicing fees—Class B	430,724
Shareholder servicing fees—Class C	1,270,096
Transfer agent fees and expenses	631,798
Administration fees	524,977
Shareholder reporting expenses	239,634
Custodian fees and expenses	143,255
Professional fees	127,945
Registration and filing fees	76,969
Directors' fees and expenses	53,735
Line of credit fees	18,315
Miscellaneous	72,014
Total Expenses	19,763,888
Net Investment Income	19,716,937
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	149,417,023
Foreign currency transactions	(87,942)
Net realized gain	149,329,081
Net change in unrealized appreciation on:
Investments	(422,067,077)
Foreign currency translations	2,600
Net change in unrealized appreciation	(422,064,477)
Net realized and unrealized loss	(272,735,396)
Net Decrease in Net Assets Resulting from Operations	$(253,018,459)

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$19,716,937	$28,600,485
Net realized gain on investments	149,329,081	200,464,472
Net change in unrealized appreciation	(422,064,477)	165,842,052
Net increase (decrease) in net assets resulting from operations	(253,018,459)	394,907,009
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(9,348,558)	(10,494,541)
Class B	(2,652,923)	(3,570,826)
Class C	(7,760,742)	(9,434,788)
Class I	(4,060,254)	(4,712,898)
Net realized gain on investments
Class A	(43,904,655)	(65,519,472)
Class B	(17,416,440)	(29,357,883)
Class C	(50,638,680)	(83,234,856)
Class I	(17,497,287)	(22,412,754)
Tax return of capital
Class A	—	(4,297,520)
Class B	—	(1,925,627)
Class C	—	(5,459,499)
Class I	—	(1,470,086)
Total dividends and distributions to shareholders	(153,279,539)	(241,890,750)
Capital Stock Transactions:
Decrease in net assets from fund share transactions	(330,613,505)	(101,560,794)
Total increase (decrease) in net assets	(736,911,503)	51,455,465
Net Assets:
Beginning of year	1,541,360,772	1,489,905,307
End of year[a]	$804,449,269	$1,541,360,772

a  Includes undistributed net investment income and dividends in excess of net investment income of $154,088 and $308,568, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.83	$15.28	$17.22	$14.57	$11.43
Income from investment operations:
Net investment income[a]	0.28 [d]	0.37	0.33	0.43	0.46
Net realized and unrealized gain (loss) on investments	(3.63)	4.07	0.82	3.22	3.49
Total from investment operations	(3.35)	4.44	1.15	3.65	3.95
Less dividends and distributions to shareholders from:
Net investment income	(0.37)	(0.34)	(0.32)	(0.37)	(0.44)
Net realized gain on investments	(1.93)	(2.39)	(2.59)	(0.47)	(0.28)
Tax return of capital	—	(0.16)	(0.18)	(0.17)	(0.09)
Total dividends and distributions to shareholders	(2.30)	(2.89)	(3.09)	(1.01)	(0.81)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	(5.65)	1.55	(1.94)	2.65	3.14
Net asset value, end of year	$11.18	$16.83	$15.28	$17.22	$14.57
Total investment return[c]	–20.36%	29.91%	6.70%	25.78%	35.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$281.9	$518.8	$491.7	$640.2	$397.1
Ratio of expenses to average daily net assets	1.25%	1.25%	1.26%	1.28%	1.29%
Ratio of net investment income to average daily net assets	1.79%	2.19%	1.93%	2.74%	3.54%
Portfolio turnover rate	35%	28%	25%	13%	25%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  10.0% of the fund's net investment income was attributable to a special dividend paid by Boston Properties, Inc.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.11	$14.72	$16.71	$14.18	$11.17
Income from investment operations:
Net investment income[a]	0.19 [d]	0.25	0.22	0.28	0.36
Net realized and unrealized gain (loss) on investments	(3.49)	3.92	0.78	3.16	3.41
Total from investment operations	(3.30)	4.17	1.00	3.44	3.77
Less dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.23)	(0.22)	(0.32)	(0.39)
Net realized gain on investments	(1.93)	(2.39)	(2.59)	(0.43)	(0.28)
Tax return of capital	—	(0.16)	(0.18)	(0.16)	(0.09)
Total dividends and distributions to shareholders	(2.20)	(2.78)	(2.99)	(0.91)	(0.76)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	0.00 [b]	—	—
Net increase (decrease) in net asset value	(5.50)	1.39	(1.99)	2.53	3.01
Net asset value, end of year	$10.61	$16.11	$14.72	$16.71	$14.18
Total investment return[c]	–20.90%	29.14%	5.95%	24.92%	34.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$102.7	$217.1	$220.1	$284.9	$251.3
Ratio of expenses to average daily net assets	1.90%	1.90%	1.91%	1.92%	1.94%
Ratio of net investment income to average daily net assets	1.27%	1.51%	1.31%	1.89%	2.86%
Portfolio turnover rate	35%	28%	25%	13%	25%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  10.0% of the fund's net investment income was attributable to a special dividend paid by Boston Properties, Inc.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.11	$14.72	$16.71	$14.18	$11.17
Income from investment operations:
Net investment income[a]	0.19 [d]	0.25	0.22	0.29	0.36
Net realized and unrealized gain (loss) on investments	(3.49)	3.92	0.78	3.15	3.41
Total from investment operations	(3.30)	4.17	1.00	3.44	3.77
Less dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.23)	(0.22)	(0.31)	(0.39)
Net realized gain on investments	(1.93)	(2.39)	(2.59)	(0.45)	(0.28)
Tax return of capital	—	(0.16)	(0.18)	(0.15)	(0.09)
Total dividends and distributions to shareholders	(2.20)	(2.78)	(2.99)	(0.91)	(0.76)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	0.00 [b]	—	—
Net increase (decrease) in net asset value	(5.50)	1.39	(1.99)	2.53	3.01
Net asset value, end of year	$10.61	$16.11	$14.72	$16.71	$14.18
Total investment return[c]	–20.90%	29.14%	5.95%	24.92%	34.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$302.6	$626.2	$601.0	$716.6	$534.7
Ratio of expenses to average daily net assets	1.90%	1.90%	1.91%	1.92%	1.94%
Ratio of net investment income to average daily net assets	1.27%	1.52%	1.34%	1.94%	2.89%
Portfolio turnover rate	35%	28%	25%	13%	25%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  10.0% of the fund's net investment income was attributable to a special dividend paid by Boston Properties, Inc.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.23	$15.57	$17.48	$14.76	$11.55
Income from investment operations:
Net investment income[a]	0.34 [c]	0.44	0.42	0.48	0.51
Net realized and unrealized gain (loss) on investments	(3.72)	4.15	0.81	3.29	3.54
Total from investment operations	(3.38)	4.59	1.23	3.77	4.05
Less dividends and distributions to shareholders from:
Net investment income	(0.43)	(0.38)	(0.37)	(0.39)	(0.47)
Net realized gain on investments	(1.93)	(2.39)	(2.59)	(0.47)	(0.28)
Tax return of capital	—	(0.16)	(0.18)	(0.19)	(0.09)
Total dividends and distributions to shareholders	(2.36)	(2.93)	(3.14)	(1.05)	(0.84)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	0.00 [b]	—	—
Net increase (decrease) in net asset value	(5.74)	1.66	(1.91)	2.72	3.21
Net asset value, end of year	$11.49	$17.23	$15.57	$17.48	$14.76
Total investment return	–20.11%	30.48%	6.98%	26.20%	36.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$117.2	$179.3	$177.1	$163.3	$115.6
Ratio of expenses to average daily net assets	0.90%	0.90%	0.91%	0.92%	0.94%
Ratio of net investment income to average daily net assets	2.07%	2.53%	2.40%	3.07%	3.92%
Portfolio turnover rate	35%	28%	25%	13%	25%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  10.0% of the fund's net investment income was attributable to a special dividend paid by Boston Properties, Inc.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is high current income. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Effective May 1, 2007, Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions, Investment Income, and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/depreciation and realized gain/loss on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2007, a portion of the dividends have been reclassified to distributions of net realized capital gains.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the fund.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily net assets. For the year ended December 31, 2007, the fund paid the advisor $254,932 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2007, the fund has been advised that the distributor received $39,625 in sales commissions from the sale of Class A shares and that the distributor also received $167,715, $632,812 and $42,584 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $13,155 from the fund for the year ended December 31, 2007.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2007 totaled $441,473,004 and $877,511,390, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2007	2006
Ordinary income	$23,822,477	$34,378,429
Long-term capital gain	129,457,062	194,359,589
Tax return of capital	—	13,152,732
Total dividends and distributions	$153,279,539	$241,890,750

As of December 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$121,823,876
Gross unrealized depreciation	(36,702,577)
Net unrealized appreciation	$85,121,299
Cost for federal income tax purposes	$730,801,262

As of December 31, 2007, the fund had temporary book/tax differences primarily attributable to mark-to-market of passive foreign investment companies and timing differences on dividends received and permanent book/tax differences primarily attributable to redemptions used as distributions and income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $15,014,578, accumulated net realized gain was charged $19,582,774 and accumulated net investment loss was credited $4,568,196.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A:
Sold	6,611,964	$103,210,654	6,964,368	$118,511,079
Issued as reinvestment of dividends and distributions	3,207,929	38,321,057	3,418,945	56,638,467
Redeemed	(15,429,421)	(239,018,552)	(11,748,393)	(198,739,335)
Redemption fees retained by the fund[a]	—	113,057	—	106,115
Net decrease	(5,609,528)	$(97,373,784)	(1,365,080)	$(23,483,674)
Class B:
Sold	562,891	$6,692,321	855,186	$13,672,533
Issued as reinvestment of dividends and distributions	689,990	7,762,992	815,902	12,948,514
Redeemed	(5,047,071)	(74,834,862)	(3,150,786)	(51,872,260)
Redemption fees retained by the fund[a]	—	23,804	—	47,362
Net decrease.	(3,794,190)	$(60,355,745)	(1,479,698)	$(25,203,851)
Class C:
Sold	3,580,644	$47,275,037	4,945,195	$80,061,352
Issued as reinvestment of dividends and distributions	2,121,831	23,856,804	2,402,681	38,125,306
Redeemed	(16,056,617)	(235,199,201)	(9,301,070)	(152,037,152)
Redemption fees retained by the fund[a]	—	70,673	—	130,737
Net decrease	(10,354,142)	$(163,996,687)	(1,953,194)	$(33,719,757)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class I:
Sold	2,001,217	$32,834,291	2,494,532	$43,302,137
Issued as reinvestment of dividends and distributions	1,482,696	17,999,874	1,262,750	21,410,875
Redeemed	(3,688,875)	(59,742,640)	(4,724,361)	(83,906,903)
Redemption fees retained by the fund[a]	—	21,186	—	40,379
Net decrease	(204,962)	$(8,887,289)	(967,079)	$(19,153,512)

a  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2008. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2007, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

Note 9. Subsequent Event

Effective January 15, 2008, the fund's board of directors have approved changing the fund's investment objective to total return through investment in real estate securities. In pursuing total return, the fund emphasizes both current income and capital appreciation.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2008

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2007 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $580,203. Also, the fund designates a long-term capital gain distribution of $144,014,222 at the 15% rate and $856,155 at the 25% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on September 25, 2007, the Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Investment Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data

COHEN & STEERS REALTY INCOME FUND, INC.

provider, supplemental performance and summary information prepared by the Investment Manager, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The board reviewed the services that the Investment Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Advisor to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Investment Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Advisor: The board considered the investment performance of the fund compared to Peer Funds and compared to relevant benchmarks. The board noted that the fund performed in line with the median of the Peer Funds for the one-year period. The board also considered that the fund's performance lagged the Peer Funds for the three- and five-year periods and the benchmarks for all periods. The board considered that the Peer Funds included funds with a focus on total return. In addition, the board reviewed a small number of income-focused funds ("Income Peer Funds") and the fund's performance exceeded the Income Peer Funds for the one-, three- and five-year periods. The board noted that, during the past few years, REIT funds with an income strategy, such as the fund, have underperformed against funds with a total return strategy and acknowledged that comparing the fund's performance to the Peer Funds has limited value.

The board also considered the Investment Advisor's performance in managing other real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the fund: The board considered the advisory fees and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense

COHEN & STEERS REALTY INCOME FUND, INC.

analyses provided by the independent data provider. The board noted that the advisory fee was at the median for the Peer Funds and the effective advisory fee was slightly higher than the median. The board also noted that the net expense ratio was at the Peer Funds' median, while the gross expense ratio was slightly better than the Peer Funds' median. The board further noted that the administrative fees payable by the fund were below the Peer Funds' median. The board concluded that the fund's current expense structure is competitive in the peer group.

The board also reviewed information regarding the profitability to the Investment Advisor of its relationship with the fund. The board considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The board took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Investment Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Investment Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's advisory fee schedule contains a breakpoint of 10 basis points once the fund's assets reached $1.5 billion and that the advisory fee rate reflected the impact of this breakpoint. The board considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board also both compared the services rendered and the fees paid under the Advisory Agreement to the Investment Advisor's other fund advisory agreements. The board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	Until next election of directors	Consultant. Director, Reis, Inc.; Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	22	2001 to present

George Grossman Age: 54	Director	Until next election of directors	Attorney-at-law.	22	1993 to present

Richard E. Kroon Age: 65	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Richard J. Norman Age: 64	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

Frank K. Ross Age: 64	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 71	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward Jr. Age: 61	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 41	Vice President	Executive Vice President of CSCM since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

Thomas N. Bohjalian Age: 42	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

William F. Scapell Age: 40	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address for each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

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ANNUAL REPORT

DECEMBER 31, 2007

CSEIXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$45,000	$58,825
Audit-Related Fees	8,500	—
Tax Fees	13,300	12,800
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$109,000	$65,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-

approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $78,300 and $77,800, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 3, 2008